                                  EXHIBIT 4.1

         This Amendment No. 3 ("Amendment No. 3") dated December 7, 1994 to the Credit Agreement dated as of March 31, 1993, as amended by Amendment No. 1 thereto dated August 6, 1993 and Waiver, Consent and Amendment No. 2 thereto dated August 3, 1994 is made by and among GROW GROUP, INC., a New York corporation (the "Borrower"), GROW GROUP INSURANCE, LTD., a Bermuda corporation ("Grow Insurance"), CELLO CORP., a Maryland corporation ("Cello"), SINCLAIR-AMERITONE PAINT CORPORATION, a California corporation (f/k/a SINCLAIR ACQUISITION CORP. and f/k/a AMERITONE PAINT CORPORATION) ("Ameritone"), ZYNOLYTE PRODUCTS COMPANY, a California corporation ("Zynolyte"), CHEMICAL BANK NEW JERSEY, N.A., a national banking association ("Chemical" or the "Agent"), FLEET BANK, a New York banking corporation ("Fleet"), PNC BANK, KENTUCKY, INC., a Kentucky banking corporation ("PNC"), WELLS FARGO BANK, N.A., a national banking association ("Wells Fargo"; Chemical, Fleet, PNC and Wells Fargo sometimes herein each called a "Bank" and collectively, the "Banks") and CHEMICAL BANK, a New York banking corporation (the "Issuing Bank").

                              W I T N E S S E T H:
SECTION 1.  Recitals.

This Amendment No. 3 is made in contemplation of the following matters:

         1.1. The Borrower, Grow Insurance, the Banks (except Wells Fargo) and the Issuing Bank have entered into a certain Credit Agreement dated as of March 31, 1993. That original agreement was amended by Amendment No. 1 thereto dated August 6, 1993 and Waiver,

Consent and Amendment No. 2 thereto dated August 3, 1994 (the original agreement, as amended by said Amendment No. 1 and Waiver, Consent and Amendment No. 2, being herein called the "Existing Credit Agreement"). Terms defined in the Existing Credit Agreement are used herein as therein defined unless otherwise defined herein.

         1.2. Wells Fargo wishes to become a Bank under the Existing Credit Agreement and the other Loan Documents. The Borrower, the Banks and the Issuing Bank have agreed to amend the Existing Credit Agreement and the other Loan Documents to effect such addition.

         1.3. The Borrower has requested, and the Banks have agreed, to increase the amount of the Aggregate Revolving Credit Commitments from $60 million to $75 million, the proceeds of such increase to be used by the Borrower for legal and proper corporate purposes, and to amend the Existing Credit Agreement and the other Loan Documents to reflect such increase. The Banks have agreed to increase such Aggregate Revolving Credit Commitments on the terms provided herein and on the further condition that the Borrower execute and deliver to the Banks amended and restated revolving credit notes, in the aggregate amount of the increased Aggregate Revolving Credit Commitments, in the forms of Exhibits L-1A, L-2A, L-3A and L-4A hereto.

         1.4. It is a condition precedent to the Banks' agreement to enter into this Amendment No. 3 that the maximum amount of the Amendment Fee provided in Section 14.1(d) of the Existing Credit Agreement shall be increased from $15,000 to $18,750 and the Borrower has agreed to such increase on the terms provided herein.

         1.5. The Borrower has requested the Banks and the Issuing Bank to enter into this Amendment No. 3 and the Banks and the Issuing Bank have agreed to enter into this Amendment No. 3 for the foregoing purposes.

SECTION 2.   Amendments.

         2.1. The Existing Credit Agreement and each of the other Loan Documents are hereby amended such that each and every reference to the terms "Bank" or "Banks" in the Existing Credit Agreement and each of the other Loan Documents shall include Wells Fargo Bank, N.A., and the preamble of each of the Collateral Documents shall be deemed to include Wells Fargo Bank, N.A. Upon the effectiveness of this Amendment No. 3, Wells Fargo Bank, N.A. shall become a Bank under the Existing Credit Agreement and the other Loan Documents with all the rights and duties of a Bank thereunder and will perform in accordance with their terms all the obligations which by the terms of the Existing Credit Agreement and the other Loan Documents are required to be performed by it as a Bank.

         2.2. Defined Terms. The defined terms "Aggregate Revolving Credit Commitments" and "Bank" and "Banks" in Section 1.1 of the Existing Credit Agreement shall be, and hereby are, amended in their entirety to read as follows:

                 "Aggregate Revolving Credit Commitments" shall mean, at any time, the amount by which Seventy-Five Million Dollars ($75,000,000) (or such lesser amount which may be in effect after giving effect to any voluntary or mandatory reduction pursuant to Section 2.8) exceeds the amount of all outstanding Letters of Credit and Existing Letters of Credit at such time."

                 "Bank" or "Banks" shall mean either Chemical, Fleet,

         PNC or Wells Fargo, as the context may require, or Chemical, Fleet, PNC and Wells Fargo collectively."

         2.3. New Defined Terms. New defined terms "Amendment No. 3", "December 7, 1994 Amended and Restated Revolving Credit Note", "December 7, 1994 Amended and Restated Revolving Credit Notes" and "Wells Fargo" shall be, and hereby are, added to Section 1.1 of the Existing Credit Agreement to read as follows:

                          "Amendment No. 3" shall mean that certain Amendment
                 No. 3 dated December 7, 1994, by and among the Borrower, Grow Insurance, Cello Corp., Ameritone, Zynolyte Products Company, the Banks and the Issuing Bank."

                          "December 7, 1994 Amended and Restated Revolving
                 Credit Note" and "December 7, 1994 Amended and Restated Revolving Credit Notes" shall have the meanings set forth in
                 Section 2.3".

                          "Wells Fargo" shall mean Wells Fargo Bank, N.A.,
                 a national banking association."

         2.4. December 7, 1994 Amended and Restated Revolving Credit Notes. The defined terms "Amended and Restated Revolving Credit Note" and "Amended and Restated Revolving Credit Notes" in Section 1.1 of the Existing Credit Agreement shall be, and hereby are, deleted and of no further force and effect, and each and every reference to "Amended and Restated Revolving Credit Note" and "Amended and Restated Revolving Credit Notes" in the Existing Credit Agreement and the other Loan Documents shall be replaced with "December 7, 1994 Amended and Restated Revolving Credit Note" and "December 7, 1994 Amended and Restated Revolving Credit Notes", respectively, except to the extent that the context may otherwise require.

         2.5. Section 2.3. Section 2.3(b) of the Existing Credit Agreement shall be, and hereby is, amended in its entirety to read as follows:

                 "(b) On the effective date of Amendment No. 3, subject to the terms and conditions hereafter set forth, the Borrower will issue to each Bank, and Chemical, PNC and Fleet will accept in substitution and exchange for (but not in payment of) its original Amended and Restated Revolving Credit Note, an amended and restated revolving credit note (each a "December 7, 1994 Amended and Restated Revolving Credit Note" and collectively, the "December 7, 1994 Amended and Restated Revolving Credit Notes") in the principal amount of each Bank's Commitment. The December 7, 1994 Amended and Restated Revolving Credit Notes shall be substantially in the forms attached to Amendment No. 3 as Exhibits L-1A, L-2A, L-3A and L-4A. Each December 7, 1994 Amended and Restated Revolving Credit Note shall be dated the effective date of Amendment No. 3. Simultaneously, with the execution and delivery by the Borrower to each Bank of its December 7, 1994 Amended and Restated Revolving Credit Note dated the effective date of Amendment No. 3, payable to such Bank's order, Chemical, Fleet and PNC will return to the Borrower its original Amended and Restated Revolving Credit Note marked "Superseded".

         2.6. Section 3.2(b). Section 3.2(b) of the Existing Credit Agreement shall be, and hereby is, amended in its entirety to read as follows:

                 "(b) Each of Fleet and PNC (i) shall be deemed to have purchased on the Effective Date from Chemical, as the purchaser of a one hundred percent participation in each Existing Letter of Credit from the Issuing Bank, a subparticipation in such Existing Letter of Credit according to such Bank's Pro Rata Share, and (ii) Wells Fargo shall be deemed to have purchased on the effective date of Amendment No. 3 from Chemical, Fleet and PNC, as the purchasers, collectively, of a one hundred percent participation and subparticipation in each Existing Letter of Credit from the Issuing Bank, a subparticipation in such Existing Letter of Credit according to such Bank's Pro Rata Share; and (iii) PNC, Fleet and Wells Fargo shall, upon the issuance of a Letter of Credit on or after the effective date of Amendment No. 3 and the purchase by Chemical of a one hundred percent participation therein from the Issuing Bank, be deemed to have purchased from Chemical a subparticipation in each such Letter of Credit according to such Bank's Pro Rata Share".

         2.7. Section 12.1. Section 12.1 of the Existing Credit Agreement shall be, and hereby is, amended to provide that any notice required to be delivered to the Banks shall also be delivered to:

                 "Wells Fargo Bank, N.A.
                  420 Montgomery Street
                  Ninth Floor (MAC #0101-091)
                  San Francisco, California  94104
                  Telecopy:  (415) 421-1352

                  Attention:  Mr. Lenny Mason
                              Assistant Vice President."

                                           and

                 (until December 31, 1994)
                  Wells Fargo Corporate Services, Inc.
                  Corporate Banking Division
                  450 Park Avenue
                  Suite 1401
                  New York, New York  10022
                  Telecopy:  (212) 750-3989

                  Attention:  Mr. Richard T. Clapp
                              Senior Vice President."

                 (after December 31, 1994)
                 "Wells Fargo Corporate Services, Inc.
                  Corporate Banking Division
                  31 Hillside Avenue
                  Madison, New Jersey  07940
                  Telecopy:  (201) 514-5975

                  Attention:  Mr. Richard T. Clapp
                              Senior Vice President."

         2.8. Section 14.1(d). Section 14.1(d) of the Existing Credit Agreement shall be, and hereby is, amended in its entirety to read as follows:

                          "(d) The Borrower shall pay to the Agent a fee in the
                 amount of $18,750 for the ratable benefit of the Banks, or such lesser amount as the Agent and the Borrower shall reasonably agree from time to time (exclusive of reasonable legal fees) for each amendment (except for any amendment to SECTION 8.9, 8.10, 8.11, 8.12 or 9.15 made pursuant to SECTION 1.2) made to this Agreement (the "Amendment Fee"), payable at the time any such amendment becomes effective."

         2.9. Exhibits; Schedules. Exhibit J-1 to the Existing Credit Agreement shall be, and it hereby is, amended to read in its entirety in the form of Exhibit J-1A hereto, Exhibits L-1, L-2 and L-3 to the Existing Credit Agreement, shall be, and hereby are, deleted and of no further force and effect, and each and every reference to Exhibits L-1, L-2 and L-3 in the Existing Credit Agreement shall be, and hereby is, replaced with Exhibits L-1A, L-2A, L-3A and L-4A hereto, collectively.

SECTION 3.  Waiver.

         The Banks hereby waive their right to payment of any Amendment Fee to which they may be entitled pursuant to Section 14.1(d) of the Existing Credit Agreement in connection with the execution and delivery of this Amendment
No. 3.

SECTION 4.  Representations and Warranties.

                 (a) Except as provided in Section 5(a) of Amendment No. 2, the Borrower hereby represents and warrants that each representation and warranty by the Borrower set forth in Article V of the Existing Credit Agreement is true and correct on and as of the date of this Amendment No. 3 as though made by the Borrower on and as of such date.

                 (b) Except as provided in Section 5(b) of Amendment No. 2, each Corporate Guarantor hereby represents and warrants that each representation and warranty by the Corporate Guarantors set forth in

Section 5 of the Subsidiaries' Guaranty is true and correct on and as of the date of this Amendment No. 3 as though made by such Corporate Guarantors on and as of such date.

SECTION 5.  Reaffirmations.

                 (a) The Borrower and Grow Insurance each hereby restates and reaffirms the provisions of the Credit Agreement (as heretofore and hereby amended), confirms its absolute and unconditional obligations thereunder and expressly acknowledges and agrees that its obligations thereunder continue in full force and effect from and after the date hereof. The Borrower hereby restates and reaffirms the provisions of the Parent Guaranty, the Pledge Agreement and the Borrower Security Agreement (as heretofore and hereby amended), confirms its absolute and unconditional guaranty and pledge (of the stock of Cello, Ameritone and Zynolyte) and grant of security interests and other obligations thereunder, and expressly acknowledges and agrees that its guaranty, pledge and grant of security interests and other obligations thereunder continue in full force and effect from and after the date hereof. Cello, Ameritone and Zynolyte each hereby restates and reaffirms the provisions of the Subsidiaries' Guaranty and the Corporate Guarantors' Security Agreement (as heretofore and hereby amended), confirms its absolute and unconditional guaranty and grant of security interests and other obligations thereunder, and expressly acknowledges and agrees that its guaranty and grant of security interests and other obligations thereunder continue in full force and effect from and after the date hereof.

                 (b) The Borrower expressly acknowledges that the execution of this Amendment No. 3 or any actions taken by the Borrower, the Banks, or the Issuing Bank in connection therewith shall not be deemed a release or waiver of any of the Borrower's obligations pursuant to the Parent Guaranty.

                 (c) Each of the Corporate Guarantors expressly acknowledges that the execution of this Amendment No. 3 or any actions taken by the Corporate Guarantors, the Banks or the Issuing Bank in connection therewith shall not be deemed a release or waiver of any of the Corporate Guarantors' obligations pursuant to the Subsidiaries' Guaranty. The Corporate Guarantors hereby further confirm that the Obligations pursuant to the Subsidiaries' Guaranty shall expressly include any amount by which the Aggregate Revolving Credit Commitments are increased by this Amendment No. 3.

SECTION 6.  General.

         This Amendment No. 3 is made pursuant to Section 14.1 of the Existing Credit Agreement, Section 8 of the Subsidiaries' Guaranty and Section 12 of the Corporate Guarantors' Security Agreement, and the Borrower, Grow Insurance, the Corporate Guarantors, the Banks and the Issuing Bank acknowledge that all provisions of the Existing Credit Agreement and the other Loan Documents, as amended or waived hereby, are and shall remain, in full force and effect, and nothing herein contained shall be deemed a waiver of, or impair the effectiveness or enforceability of, any other terms or conditions of the Existing Credit Agreement or any of the other Loan Documents except as expressly stated herein. From and after the date of this Amendment

No. 3, each and every reference in any of the Loan Documents to the Credit Agreement or any other Loan Document is hereby amended to mean the Existing Credit Agreement or such other Loan Document as heretofore amended and as amended by this Amendment No. 3. Nothing in Amendment No. 1, Amendment No. 2 or Amendment No. 3 shall be deemed to constitute the Borrower, Grow Insurance, Cello, Ameritone or Zynolyte a party to, or to make the respective Person obligated under, or to require the consent or signature of the respective Person for, any amendment, supplement, consent or waiver with respect to, any of the Credit Agreement, Parent Guaranty, Pledge Agreement, Borrower Security Agreement, Subsidiaries' Guaranty or Corporate Guarantors' Security Agreement, unless the particular Person was a party to the particular Loan Document on the Closing Date (or, as to Zynolyte, except for the Subsidiaries' Guaranty and Corporate Guarantors' Security Agreement, as to which it is a guarantor, pledgor and obligor as fully as though an original party thereto).

SECTION 7.  Effectiveness.

         Anything in this Amendment No. 3 to the contrary notwithstanding, this Amendment No. 3 shall become effective when, and only when: (i) it shall have been signed and delivered on behalf of all of the parties hereto; (ii) the Banks shall have received the executed December 7, 1994 Amended and Restated Revolving Credit Notes in the form of Exhibits L-1A, L-2A, L-3A and L-4A hereto; and (iii) the Banks and the Issuing Bank shall have received an opinion of Parker Chapin

Flattau & Klimpl, counsel for the Borrower, addressed to the Banks, dated the date of Amendment No. 3, in form and substance satisfactory to the Banks.

SECTION 8.  Expenses of the Agent, the Banks and the Issuing Bank.

Pursuant to Section 16.3 of the Existing Credit Agreement, the Borrower shall pay on demand to the Agent, the Banks and the Issuing Bank, the reasonable out-of-pocket expenses of the Agent, each Bank and the Issuing Bank, including, but not limited to the reasonable fees and expenses of Special Counsel and counsel for each Bank and the Issuing Bank.

SECTION 9.  Counterparts.

         This Amendment No. 3 may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Amendment No. 3 or of any document required to be executed and delivered in connection herewith or therewith to produce or account for more than one counterpart.

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        GROW GROUP, INC.


                                        By:
                                            -----------------------------------

                                        GROW GROUP INSURANCE, LTD.


                                        By:
                                            -----------------------------------

                                        CELLO CORP.


                                        By:
                                            -----------------------------------

                                        SINCLAIR-AMERITONE PAINT CORPORATION
                                        (f/k/a Sinclair Acquisition Corp. and
                                         f/k/a Ameritone Paint Corporation)


                                        By:
                                            -----------------------------------

                                        ZYNOLYTE PRODUCTS COMPANY


                                        By:
                                            -----------------------------------

                                        CHEMICAL BANK NEW JERSEY, N.A.


                                        By:
                                            -----------------------------------

                                        FLEET BANK


                                        By:
                                            -----------------------------------

                                        PNC BANK, KENTUCKY, INC.


                                        By:
                                            -----------------------------------

                                        WELLS FARGO BANK, N.A.


                                        By:
                                            -----------------------------------
                                        CHEMICAL BANK


                                        By:
                                            -----------------------------------

                                  Exhibit J-1


                            SCHEDULE OF COMMITMENTS


                                        Commitment              Pro Rata
Bank                                      Amount                  Share
- - ----                                    ----------              --------
Chemical Bank New Jersey, NA           $30,000,000               40%

Fleet Bank                             $15,000,000               20%

PNC Bank, Kentucky, Inc.               $20,000,000               26.67%

Wells Fargo Bank, N.A.                 $10,000,000               13.33%
                                       -----------               ------

Total                                  $75,000,000               100%


                                DECEMBER 7, 1994
                              AMENDED AND RESTATED
                             REVOLVING CREDIT NOTE

$20,000,000                                                   New York, New York
                                                                December 7, 1994

                 GROW GROUP, INC., a corporation organized under the laws of the State of New York (the "Borrower"), for value received, hereby promises to pay to the order of PNC BANK, KENTUCKY, INC., a Kentucky banking corporation (the "Bank") at the office of Chemical Bank New Jersey, N.A., East 36 Midland Avenue, Paramus, New Jersey 07652, on March 31, 1996, in lawful money of the United States of America and in immediately available funds, the principal sum of TWENTY MILLION DOLLARS ($20,000,000), or such lesser unpaid principal amount as shall be outstanding hereunder, together with interest from the date hereof on the unpaid principal balance of this amended and restated revolving credit note (the "December 7, 1994 Amended and Restated Revolving Credit Note"), payable on the dates and at the rate or rates provided for in the Credit Agreement, dated as of March 31, 1993, by and among the Borrower, Grow Group Insurance, Ltd., the Bank, Chemical Bank New Jersey, N.A., Fleet Bank, Wells Fargo Bank, N.A. and Chemical Bank, as amended by Amendment No. 1 thereto dated August 6, 1993, Amendment No. 2 thereto dated August 3, 1994 and Amendment No. 3 thereto dated December 7, 1994, as the same may be further amended from time to time (the "Agreement"). In no event shall the interest rate payable hereon exceed the maximum rate of interest permitted by law. Capitalized terms used herein which are defined in the Agreement shall have the meanings therein defined.

                 The holder of this December 7, 1994 Amended and Restated Revolving Credit Note is authorized to record, pursuant to Section 2.3 of the Agreement, the date and principal amount of each Revolving Credit Loan made by the Bank and each payment or prepayment of principal made by the Borrower with respect thereto on the schedule annexed hereto and constituting a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, which endorsement shall constitute presumptive evidence of the accuracy of the information endorsed, provided that the failure of the Bank to make such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Agreement. The aggregate unpaid principal amount of all Revolving Credit Loans set forth in such schedule shall be presumptive evidence of the principal amount owing and unpaid on this December 7, 1994 Amended and Restated Revolving Credit Note. The Bank may attach one or more continuations to such schedule as and when required.

                 This December 7, 1994 Amended and Restated Revolving Credit
Note is one of the December 7, 1994 Amended and Restated Revolving Credit Notes referred to in the Agreement, and is entitled to the benefits and is subject to the terms of the Agreement. The principal of this December 7, 1994 Amended and Restated Revolving Credit Note is prepayable in the amounts and under the circumstances, and its maturity is subject to acceleration upon the terms, set forth in the

Agreement. Except as otherwise provided in the Agreement, if any payment on this December 7, 1994 Amended and Restated Revolving Credit Note becomes due and payable on a day which is not a Business Day, the Maturity thereof shall be extended to the next Business Day, and interest shall be payable at the rate or rates specified in the Agreement during such extension period.

                 Presentment for payment, demand, notice of dishonor, protest, notice of protest and all other demands and notices in connection with the delivery, performance and enforcement of this December 7, 1994 Amended and Restated Revolving Credit Note are hereby waived except as specifically otherwise provided in Section 10.2 of the Agreement.

                 Upon the occurrence of any Event of Default specified in the Agreement, all amounts then remaining unpaid on this December 7, 1994 Amended and Restated Revolving Credit Note shall become or may be declared to be, immediately due and payable, all as and to the extent provided in the Agreement. This December 7, 1994 Amended and Restated Revolving Credit Note is entitled to the benefits of the Collateral Documents which are referred to in the Agreement. Reference is made to each of the foregoing instruments for a description of the Collateral provided thereby and the rights of the Bank thereunder and in respect of such Collateral.

                 This December 7, 1994 Amended and Restated Revolving Credit Note shall be construed and enforceable in accordance with, and be governed by the internal laws of, the State of New Jersey without regard to principles of conflict of laws.

                 This December 7, 1994 Amended and Restated Revolving Credit Note may not be changed orally, but only by an instrument in writing executed pursuant to the provisions of Article XIV of the Agreement.

                                            GROW GROUP, INC.


                                            By:
                                                 ------------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                    ---------------------------

       REVOLVING CREDIT LOANS AND PAYMENTS OF PRINCIPAL

                      Amount of         Unpaid
        Amount of   Principal Paid     Principal    Notation
Date      Loan        or Prepaid        Amount      Made By
- - -------------------------------------------------------------

STATE OF           )
                   : ss.:
COUNTY OF          )


        BE IT REMEMBERED, that on this      day of December, 1994, before me,
the subscriber, an officer duly authorized pursuant to law to take acknowledgments for use in the State of New York, personally appeared
                                                                            ,
who, I am satisfied is the person who executed the within Instrument as the of Grow Group, Inc., the corporation named therein, and I having first made known to him the contents thereof, he did thereupon acknowledge that the said Instrument made by the said corporation and sealed with its corporate seal and delivered by him as such officer, is the voluntary act and deed of such corporation, made by virtue of authority from its Board of Directors, for the uses and purposes therein expressed.


                                                   ----------------------------

                                DECEMBER 7, 1994
                              AMENDED AND RESTATED
                             REVOLVING CREDIT NOTE


$10,000,000                                                   New York, New York
                                                                December 7, 1994


                 GROW GROUP, INC., a corporation organized under the laws of the State of New York (the "Borrower"), for value received, hereby promises to pay to the order of WELLS FARGO BANK, N.A., a national banking association (the "Bank") at the office of Chemical Bank New Jersey, N.A., East 36 Midland Avenue, Paramus, New Jersey 07652, on March 31, 1996, in lawful money of the United States of America and in immediately available funds, the principal sum of TEN MILLION DOLLARS ($10,000,000), or such lesser unpaid principal amount as shall be outstanding hereunder, together with interest from the date hereof on the unpaid principal balance of this amended and restated revolving credit note (the "December 7, 1994 Amended and Restated Revolving Credit Note"), payable on the dates and at the rate or rates provided for in the Credit Agreement, dated as of March 31, 1993, by and among the Borrower, Grow Group Insurance, Ltd., the Bank, Chemical Bank New Jersey, N.A., PNC Bank, Kentucky, Inc., Fleet Bank and Chemical Bank, as amended by Amendment No. 1 thereto dated August 6, 1993, Amendment No. 2 thereto dated August 3, 1994 and Amendment No. 3 thereto dated December 7, 1994, as the same may be further amended from time to time (the "Agreement"). In no event shall the interest rate payable hereon exceed the maximum rate of interest permitted by law. Capitalized terms used herein which are defined in the Agreement shall have the meanings therein defined.

                 The holder of this December 7, 1994 Amended and Restated Revolving Credit Note is authorized to record, pursuant to Section 2.3 of the Agreement, the date and principal amount of each Revolving Credit Loan made by the Bank and each payment or prepayment of principal made by the Borrower with respect thereto on the schedule annexed hereto and constituting a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, which endorsement shall constitute presumptive evidence of the accuracy of the information endorsed, provided that the failure of the Bank to make such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Agreement. The aggregate unpaid principal amount of all Revolving Credit Loans set forth in such schedule shall be presumptive evidence of the principal amount owing and unpaid on this December 7, 1994 Amended and Restated Revolving Credit Note. The Bank may attach one or more continuations to such schedule as and when required.

                 This December 7, 1994 Amended and Restated Revolving Credit
Note is one of the December 7, 1994 Amended and Restated Revolving Credit Notes referred to in the Agreement, and is entitled to the benefits and is subject to the terms of the Agreement. The principal of this December 7, 1994 Amended and Restated Revolving Credit Note is prepayable in the amounts and under the circumstances, and its maturity is subject to acceleration upon the terms, set forth in the Agreement. Except as otherwise provided in the Agreement, if any payment on this December 7, 1994 Amended and Restated Revolving Credit Note becomes due and payable on a day which is not a Business Day, the Maturity thereof shall be extended to the next Business Day, and interest shall be payable at the rate or rates specified in the Agreement during such extension period.

                 Presentment for payment, demand, notice of dishonor, protest, notice of protest and all other demands and notices in connection with the delivery, performance and enforcement of this December 7, 1994 Amended and Restated Revolving Credit Note are hereby waived except as specifically otherwise provided in Section 10.2 of the Agreement.

                 Upon the occurrence of any Event of Default specified in the Agreement, all amounts then remaining unpaid on this December 7, 1994 Amended and Restated Revolving Credit Note shall become or may be declared to be, immediately due and payable, all as and to the extent provided in the Agreement. This December 7, 1994 Amended and Restated Revolving Credit Note is entitled to the benefits of the Collateral Documents which are referred to in the Agreement. Reference is made to each of the foregoing instruments for a description of the Collateral provided thereby and the rights of the Bank thereunder and in respect of such Collateral.

                 This December 7, 1994 Amended and Restated Revolving Credit Note shall be construed and enforceable in accordance with, and be governed by the internal laws of, the State of New Jersey without regard to principles of conflict of laws.

                 This December 7, 1994 Amended and Restated Revolving Credit Note may not be changed orally, but only by an instrument in writing executed pursuant to the provisions of Article XIV of the Agreement.

                                            GROW GROUP, INC.


                                            By:
                                                 ------------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                    ---------------------------

     REVOLVING CREDIT LOANS AND PAYMENTS OF PRINCIPAL

                      Amount of         Unpaid
        Amount of   Principal Paid     Principal    Notation
Date      Loan        or Prepaid        Amount      Made By
- - -------------------------------------------------------------


STATE OF           )
                   : ss.:
COUNTY OF          )


                 BE IT REMEMBERED, that on this      day of December, 1994,
before me, the subscriber, an officer duly authorized pursuant to law to take acknowledgments for use in the State of New York, personally appeared
                                                                           ,
who, I am satisfied is the person who executed the within Instrument as the of Grow Group, Inc., the corporation named therein, and I having first made known to him the contents thereof, he did thereupon acknowledge that the said Instrument made by the said corporation and sealed with its corporate seal and delivered by him as such officer, is the voluntary act and deed of such corporation, made by virtue of authority from its Board of Directors, for the uses and purposes therein expressed.


                                                   ----------------------------

                                DECEMBER 7, 1994
                              AMENDED AND RESTATED
                             REVOLVING CREDIT NOTE


$30,000,000                                                   New York, New York
                                                                December 7, 1994


                 GROW GROUP, INC., a corporation organized under the laws of the State of New York (the "Borrower"), for value received, hereby promises to pay to the order of CHEMICAL BANK NEW JERSEY, N.A., a national banking association (the "Bank") at the office of the Bank, East 36 Midland Avenue, Paramus, New Jersey 07652, on March 31, 1996, in lawful money of the United States of America and in immediately available funds, the principal sum of THIRTY MILLION DOLLARS ($30,000,000), or such lesser unpaid principal amount as shall be outstanding hereunder, together with interest from the date hereof on the unpaid principal balance of this amended and restated revolving credit note (the "December 7, 1994 Amended and Restated Revolving Credit Note"), payable on the dates and at the rate or rates provided for in the Credit Agreement, dated as of March 31, 1993, by and among the Borrower, Grow Group Insurance, Ltd., the Bank, Fleet Bank, PNC Bank, Kentucky, Inc., Wells Fargo Bank, N.A. and Chemical Bank, as amended by Amendment No. 1 thereto dated August 6, 1993, Amendment No. 2 thereto dated August 3, 1994 and Amendment No. 3 thereto dated December 7, 1994, as the same may be further amended from time to time (the "Agreement"). In no event shall the interest rate payable hereon exceed the maximum rate of interest permitted by law. Capitalized terms used herein which are defined in the Agreement shall have the meanings therein defined.

                 The holder of this December 7, 1994 Amended and Restated Revolving Credit Note is authorized to record, pursuant to Section 2.3 of the Agreement, the date and principal amount of each Revolving Credit Loan made by the Bank and each payment or prepayment of principal made by the Borrower with respect thereto on the schedule annexed hereto and constituting a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, which endorsement shall constitute presumptive evidence of the accuracy of the information endorsed, provided that the failure of the Bank to make such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Agreement. The aggregate unpaid principal amount of all Revolving Credit Loans set forth in such schedule shall be presumptive evidence of the principal amount owing and unpaid on this December 7, 1994 Amended and Restated Revolving Credit Note. The Bank may attach one or more continuations to such schedule as and when required.

                 This December 7, 1994 Amended and Restated Revolving Credit
Note is one of the December 7, 1994 Amended and Restated Revolving Credit Notes referred to in the Agreement, and is entitled to the benefits and is subject to the terms of the Agreement. The principal of this December 7, 1994 Amended and Restated Revolving Credit Note is prepayable in the amounts and under the circumstances, and its maturity is subject to acceleration upon the terms, set forth in the Agreement. Except as otherwise provided in the Agreement, if any payment on this December 7, 1994 Amended and Restated Revolving Credit Note becomes due and payable on a day which is not a Business Day, the Maturity thereof shall be extended to the next Business Day, and interest shall be payable at the rate or rates specified in the Agreement during such extension period.

                 Presentment for payment, demand, notice of dishonor, protest, notice of protest and all other demands and notices in connection with the delivery, performance and enforcement of this December 7, 1994 Amended and Restated Revolving Credit Note are hereby waived except as specifically otherwise provided in Section 10.2 of the Agreement.

                 Upon the occurrence of any Event of Default specified in the Agreement, all amounts then remaining unpaid on this December 7, 1994 Amended and Restated Revolving Credit Note shall become or may be declared to be, immediately due and payable, all as and to the extent provided in the Agreement. This December 7, 1994 Amended and Restated Revolving Credit Note is entitled to the benefits of the Collateral Documents which are referred to in the Agreement. Reference is made to each of the foregoing instruments for a description of the Collateral provided thereby and the rights of the Bank thereunder and in respect of such Collateral.

                 This December 7, 1994 Amended and Restated Revolving Credit Note shall be construed and enforceable in accordance with, and be governed by the internal laws of, the State of New Jersey without regard to principles of conflict of laws.

                 This December 7, 1994 Amended and Restated Revolving Credit Note may not be changed orally, but only by an instrument in writing executed pursuant to the provisions of Article XIV of the Agreement.

                                            GROW GROUP, INC.


                                            By:
                                                 ------------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                    ---------------------------

      REVOLVING CREDIT LOANS AND PAYMENTS OF PRINCIPAL

                      Amount of         Unpaid
        Amount of   Principal Paid     Principal    Notation
Date      Loan        or Prepaid        Amount      Made By
- - -------------------------------------------------------------


STATE OF           )
                   : ss.:
COUNTY OF          )


                 BE IT REMEMBERED, that on this      day of December, 1994,
before me, the subscriber, an officer duly authorized pursuant to law to take acknowledgments for use in the State of New York, personally appeared
                                                                         ,
who, I am satisfied is the person who executed the within Instrument as the of Grow Group, Inc., the corporation named therein, and I having first made known to him the contents thereof, he did thereupon acknowledge that the said Instrument made by the said corporation and sealed with its corporate seal and delivered by him as such officer, is the voluntary act and deed of such corporation, made by virtue of authority from its Board of Directors, for the uses and purposes therein expressed.


                                                   ----------------------------

                                DECEMBER 7, 1994
                              AMENDED AND RESTATED
                             REVOLVING CREDIT NOTE


$15,000,000                                                   New York, New York
                                                                December 7, 1994


                 GROW GROUP, INC., a corporation organized under the laws of the State of New York (the "Borrower"), for value received, hereby promises to pay to the order of FLEET BANK, a New York banking corporation (the "Bank") at the office of Chemical Bank New Jersey, N.A., East 36 Midland Avenue, Paramus, New Jersey 07652, on March 31, 1996, in lawful money of the United States of America and in immediately available funds, the principal sum of FIFTEEN MILLION DOLLARS ($15,000,000), or such lesser unpaid principal amount as shall be outstanding hereunder, together with interest from the date hereof on the unpaid principal balance of this amended and restated revolving credit note (the "December 7, 1994 Amended and Restated Revolving Credit Note"), payable on the dates and at the rate or rates provided for in the Credit Agreement, dated as of March 31, 1993, by and among the Borrower, Grow Group Insurance, Ltd., the Bank, Chemical Bank New Jersey, N.A., PNC Bank, Kentucky, Inc., Wells Fargo Bank, N.A. and Chemical Bank, as amended by Amendment No. 1 thereto dated August 6, 1993, Amendment No. 2 thereto dated August 3, 1994 and Amendment No. 3 thereto dated December 7, 1994, as the same may be further amended from time to time (the "Agreement"). In no event shall the interest rate payable hereon exceed the maximum rate of interest permitted by law. Capitalized terms used herein which are defined in the Agreement shall have the meanings therein defined.

                 The holder of this December 7, 1994 Amended and Restated Revolving Credit Note is authorized to record, pursuant to Section 2.3 of the Agreement, the date and principal amount of each Revolving Credit Loan made by the Bank and each payment or prepayment of principal made by the Borrower with respect thereto on the schedule annexed hereto and constituting a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, which endorsement shall constitute presumptive evidence of the accuracy of the information endorsed, provided that the failure of the Bank to make such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Agreement. The aggregate unpaid principal amount of all Revolving Credit Loans set forth in such schedule shall be presumptive evidence of the principal amount owing and unpaid on this December 7, 1994 Amended and Restated Revolving Credit Note. The Bank may attach one or more continuations to such schedule as and when required.

                 This December 7, 1994 Amended and Restated Revolving Credit
Note is one of the December 7, 1994 Amended and Restated Revolving Credit Notes referred to in the Agreement, and is entitled to the benefits and is subject to the terms of the Agreement. The principal of this December 7, 1994 Amended and Restated Revolving Credit Note is prepayable in the amounts and under the circumstances, and its maturity is subject to acceleration upon the terms, set forth in the Agreement. Except as otherwise provided in the Agreement, if any payment on this December 7, 1994 Amended and Restated Revolving Credit Note becomes due and payable on a day which is not a Business Day, the Maturity thereof shall be extended to the next Business Day, and interest shall be payable at the rate or rates specified in the Agreement during such extension period.

                 Presentment for payment, demand, notice of dishonor, protest, notice of protest and all other demands and notices in connection with the delivery, performance and enforcement of this December 7, 1994 Amended and Restated Revolving Credit Note are hereby waived except as specifically otherwise provided in Section 10.2 of the Agreement.

                 Upon the occurrence of any Event of Default specified in the Agreement, all amounts then remaining unpaid on this December 7, 1994 Amended and Restated Revolving Credit Note shall become or may be declared to be, immediately due and payable, all as and to the extent provided in the Agreement. This December 7, 1994 Amended and Restated Revolving Credit Note is entitled to the benefits of the Collateral Documents which are referred to in the Agreement. Reference is made to each of the foregoing instruments for a description of the Collateral provided thereby and the rights of the Bank thereunder and in respect of such Collateral.

                 This December 7, 1994 Amended and Restated Revolving Credit Note shall be construed and enforceable in accordance with, and be governed by the internal laws of, the State of New Jersey without regard to principles of conflict of laws.

                 This December 7, 1994 Amended and Restated Revolving Credit Note may not be changed orally, but only by an instrument in writing executed pursuant to the provisions of Article XIV of the Agreement.

                                            GROW GROUP, INC.



                                            By:
                                                 ------------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                    ---------------------------

      REVOLVING CREDIT LOANS AND PAYMENTS OF PRINCIPAL

                      Amount of         Unpaid
        Amount of   Principal Paid     Principal    Notation
Date      Loan        or Prepaid        Amount      Made By
- - -------------------------------------------------------------


STATE OF           )
                   : ss.:
0COUNTY OF          )


                 BE IT REMEMBERED, that on this      day of December, 1994,
before me, the subscriber, an officer duly authorized pursuant to law to take acknowledgments for use in the State of New York, personally appeared
                                                                        ,
who, I am satisfied is the person who executed the within Instrument as the of Grow Group, Inc., the corporation named therein, and I having first made known to him the contents thereof, he did thereupon acknowledge that the said Instrument made by the said corporation and sealed with its corporate seal and delivered by him as such officer, is the voluntary act and deed of such corporation, made by virtue of authority from its Board of Directors, for the uses and purposes therein expressed.


                                                   ----------------------------